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                                                                   EXHIBIT 99.1


                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Current Report of Mobile Reach International, Inc. (the "Company") on Form 8-K/A as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael J. Hewitt, Chief Executive Office of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) of 15(d) of the Securities and Exchange Action of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


/s/ Michael J. Hewitt
Chief Executive Officer
October 14, 2003